--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                    May 31, 2002

Dear Shareholder:

     The semi-annual period ended April 30, 2002, saw general turmoil in the equity markets. However, during this time bond markets, particularly municipal securities, proved to be a shelter for investors seeking refuge from unstable economic conditions. Over the period, municipal bonds outperformed Treasuries returning 1.08% versus -1.88%, respectively, as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and LEHMAN BROTHERS TREASURY INDEX.**

     During the six-month period, the bond market was not without volatility. In the aftermath of the September 11th tragedy, the Federal Reserve Board (the "Fed") lowered interest rates four times before the year ended. Since bond prices generally move in the opposite direction from interest rates, this aggressive action initially sent bond yields downward and prices (and returns) markedly higher.

     For the first quarter of 2002, issues of new municipal securities increased by 10%, totaling $65 billion, setting a record for the largest first quarter issuance in history. Due in part to budgetary pressures, a slowing economy, and municipalities' ongoing need to finance infrastructure projects, the final month of the period continued to see heightened levels of new issuance and year-to-date volume has now reached $87 billion. In March, fixed income markets suffered following the Fed's announcement of a bias shift from "potential weakness" to "neutral," which led the investment community to anticipate an economy in the early stages of recovery. Despite higher than expected unemployment numbers during April, economic indicators generally concluded the period on a more positive tone than they began. U.S. manufacturing, as measured by the ISM (Institute for Supply Management) Index, remained at expansionary levels in April and the Consumer Confidence Index has bounced from its November low on increasing expectations. However, we remain cautious that the strong consumer demand, which has created an increasingly optimistic stimulus, may become exhausted and slow.

     Interest rate fluctuations, such as we have seen recently can be difficult for investors, especially those who depend on fixed income investments for current income. We encourage you to consult with your financial advisor to help you establish a strategy that best fits your overall goals and risk tolerance.

     The semi-annual report includes a summary of market conditions over the period, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We encourage you to read the report and we thank you for making BlackRock part of your investment program.

Sincerely,


/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein

Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President


----------

* The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.

** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                    May 31, 2002

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") for the period ended April 30, 2002. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's stock price and net asset value:

                             ---------------------------------------------------
                               4/30/02   10/31/01    CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE                     $13.45    $13.73     (2.04)%    $13.85    $13.01
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)           $14.87    $15.19     (2.11)%    $15.35    $14.65
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period although increasingly positive economic data surfaced as time progressed. The U.S. economy showed signs of a rebound on the heels of strong consumer and military spending, which helped to overcome the devastation of September 11th. The Fed also provided further monetary stimulus by cutting interest rates two additional times prior to year-end, leaving the federal funds rate at 1.75%. This was in addition to nine previous interest rate reductions by the Fed during 2001. The Consumer Confidence Index initially reached its lowest level in eight years during November, but marked a steady climb during the remainder of the period as investors readily anticipated an economic recovery. The economy continued to see increasingly optimistic data emerge throughout the first quarter of 2002. Gross Domestic Product ("GDP") during the first quarter rose 5.6%, the fastest rate in two years, and the manufacturing sector saw substantial gains as the Purchasing Managers Index indicated expansion for the first time in 19 months. Although productivity increased 8.6% during the first quarter, unemployment in April reached 6.0%. However, the unexpectedly high unemployment number is believed to be a result of recent legislation prompting many to apply for extended benefits. After surprising growth in the first quarter of 2002, the fixed income markets came under pressure following the March 19th announcement by the Federal Open Market Committee ("FOMC") to leave rates steady, citing a bias shift from "potential weakness" to "neutral." The equity markets did not significantly benefit from the emergence of the strong growth indicators as they were challenged by several high profile bankruptcies. Closing out the period, April saw the largest advancement in retail sales in six months and inflationary pressures remain relatively in check. However, concerns regarding the corporate environment and violence in the Middle East and Asia have left many investors apprehensive about the markets. Going forward, although low inventory levels should continue to provide support for manufacturing data, concerns exist surrounding the long-term strength of the highly leveraged consumer.

     Following a steepening of the yield curve throughout the majority of 2001, yields over the period trended higher causing the curve to flatten. Signs of a recovering economy caused yields to rise in sympathy with expectations of a higher fed funds rate by year-end. The 5- to 10-year portion of the yield curve came under the most pressure, rising 93 and 86 basis points, respectively, during the period. Yields on 2- and 30-year maturities also suffered during the period rising 80 and 72 basis points, respectively. After struggling following the FOMC's announcement of a bias shift in March, Treasuries bounced back in April. April's performance was driven by economic pessimism, which surfaced as enthusiasm for a rapid economic recovery waned amidst tensions in the Middle East, cautious corporate earnings announcements and government reports of a slower growth pattern. Looking ahead, a budget surplus of only $78 billion and a 30% decline in tax revenues for 2001 has caused Treasury finances to deteriorate sharply and should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing. As of April 30, 2002, the 10-year Treasury was yielding 5.09% versus 4.23% on October 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended April 30, 2002, returning 1.76% (as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX at a tax bracket of 38.6%) versus -0.01% for the LEHMAN BROTHERS AGGREGATE INDEX. Strong institutional and retail demand for municipal bonds allowed the sector to show outperformance versus Treasuries across the entire curve. Demand was driven primarily by two factors: yields on municipal securities remain attractive versus alternative fixed income investments, and continued volatility in the equity markets led investors to seek diversification. Strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. In April, new bond issuance continued its strong trend with a 12% increase from a year earlier, bringing total year-to-date issuance to $87 billion. Similar to Treasuries, the municipal yield curve flattened over the period as yields on short to intermediate maturities rose more quickly than long-term rates.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was approximately 36% of total assets.

     Municipals outperformed Treasuries for the period due to strong retail demand despite record issuance. The curve flattened over the period as rates at the short end of the curve rose rapidly in anticipation of the Fed raising rates in an economic recovery. Rates at the long end of the curve rose moderately and the curve remains steep on a historical basis. We continue to focus on bonds with higher coupons as they provide the most attractive income stream and also tend to have superior performance in a rising rate environment.

     The following charts show the Trust's asset composition and credit quality allocations:

   --------------------------------------------------------------------------
                                SECTOR BREAKDOWN
   --------------------------------------------------------------------------
     SECTOR                                APRIL 30, 2002   OCTOBER 31, 2001
   --------------------------------------------------------------------------
     Transportation                              14%                19%
   --------------------------------------------------------------------------
     School                                      14%                14%
   --------------------------------------------------------------------------
     Hospital                                    13%                12%
   --------------------------------------------------------------------------
     Industrial & Pollution Control              12%                12%
   --------------------------------------------------------------------------
     City, County & State                        11%                12%
   --------------------------------------------------------------------------
     Other                                        8%                 3%
   --------------------------------------------------------------------------
     Power                                        7%                 7%
   --------------------------------------------------------------------------
     Lease Revenue                                7%                 8%
   --------------------------------------------------------------------------
     Tax Revenue                                  5%                 4%
   --------------------------------------------------------------------------
     Housing                                      5%                 5%
   --------------------------------------------------------------------------
     District                                     2%                 2%
   --------------------------------------------------------------------------
     Water & Sewer                                1%                 1%
   --------------------------------------------------------------------------
     Resource Recovery                            1%                 1%
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
     CREDIT RATING*                         APRIL 30, 2002   OCTOBER 31, 2001
   --------------------------------------------------------------------------
     AAA/Aaa                                      57%                61%
   --------------------------------------------------------------------------
     AA/Aa                                        11%                11%
   --------------------------------------------------------------------------
     A/A                                          18%                16%
   --------------------------------------------------------------------------
     BBB/Baa                                       8%                 6%
   --------------------------------------------------------------------------
     BB/Ba                                         2%                 2%
   --------------------------------------------------------------------------
     Not Rated                                     4%                 4%
   --------------------------------------------------------------------------

----------
*  Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Kevin M. Klingert

Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BKN
--------------------------------------------------------------------------------
  Initial Offering Date:                                   February 19, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/02:                            $13.45
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/02:                                $14.87
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/02 ($13.45)(1):         5.80%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                    $ 0.0650
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                 $ 0.7800
--------------------------------------------------------------------------------

(1) Yield on closing stock price is calculated by dividing the current annualized distribution per share by the closing stock price.

(2)  The distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

------------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                               DESCRIPTION                                                PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--159.3%
                 ALABAMA--5.9%
AAA   $14,000    University of Alabama Hosp. Rev., Ser. A, 5.875%, 9/01/31, MBIA ....................    9/10 @ 101    $ 14,567,700
                                                                                                                       ------------
                 ALASKA--2.5%
AAA     6,015    Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA ....................   12/05 @ 102       6,118,879
                                                                                                                       ------------
                 CALIFORNIA--15.5%
Aa2     1,220    California Hsg. Fin. Agcy. Rev., Home Mtg., Ser. C, 5.65%, 8/01/14 .................    2/04 @ 102       1,246,633
AA      5,770    California St., G.O., 5.625%, 5/01/18 ..............................................    5/10 @ 101       6,034,208
BBB     3,000    Foothill/Eastn. Transp. Corridor Agcy. Toll Road Rev., 5.75%, 1/15/40 ..............    1/10 @ 101       2,973,900
AAA    10,945    Los Altos Sch. Dist., G.O., Zero Coupon, 8/01/24, MBIA .............................    8/13 @ 53.632    2,995,975
AAA    15,460    Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC .................    No Opt. Call    17,511,851
                 University of California Rev., Research Fac., Ser. B,
Aaa     2,000++    6.10%, 9/01/03 ...................................................................        N/A          2,151,060
Aaa     3,305++    6.20%, 9/01/03 ...................................................................        N/A          3,558,923
Aaa     2,000++    6.25%, 9/01/03 ...................................................................        N/A          2,154,980
                                                                                                                       ------------
                                                                                                                         38,627,530
                                                                                                                       ------------
                 COLORADO--3.9%
AAA     3,100    Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E, Zero Coupon, 8/31/04 .....        ETM          2,899,709
                 Denver City & Cnty. Arpt. Rev., Ser. C,
A+      3,000      6.50%, 11/15/06 ..................................................................   11/02 @ 102       3,103,890
A+      1,120      6.65%, 11/15/05 ..................................................................   11/02 @ 102       1,160,634
AAA     2,250++  E-470 Pub. Hwy. Auth. Rev., Ser. B, 6.90%, 8/31/05 .................................        N/A          2,598,660
                                                                                                                       ------------
                                                                                                                          9,762,893
                                                                                                                       ------------
                 CONNECTICUT--1.1%
Baa3    3,000+++ Mashantucket Western Pequot Tribe, Spl. Rev., Ser. A, 5.50%, 9/01/28 ...............    9/09 @ 101       2,836,590
                                                                                                                       ------------
                 DELAWARE--3.0%
NR      7,000+++ Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/50 ...........................   11/10 @ 100       7,428,750
                                                                                                                       ------------
                 DISTRICT OF COLUMBIA--0.8%
                 District of Columbia, G.O., Ser. E, CAPMAC,
AAA       195++    6.00%, 6/01/03 ...................................................................        N/A            207,394
AAA     1,705      6.00%, 6/01/09 ...................................................................    6/03 @ 102       1,801,418
                                                                                                                       ------------
                                                                                                                          2,008,812
                                                                                                                       ------------
                 FLORIDA--5.0%
AAA     1,525    Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A,
                   6.55%, 7/01/14, GNMA .............................................................    1/05 @ 102       1,591,932
A-      3,250    Highlands Cnty. Hlth. Facs. Auth. Rev., Hosp. Adventist/Sunbelt, Ser. A,
                   6.00%, 11/15/31 ..................................................................   11/11 @ 101       3,274,115
NR      3,700    Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum, Ser. A,
                   7.125%, 4/01/30 ..................................................................    4/10 @ 101       3,099,416
BB-     4,000    Santa Rosa Bay Bridge Auth. Rev., 6.25%, 7/01/28 ...................................    7/06 @ 102       2,503,240
A+      2,000    So. Broward Hosp. Dist. Rev., 5.60%, 5/01/27 .......................................    5/12 @ 101       1,968,520
                                                                                                                       ------------
                                                                                                                         12,437,223
                                                                                                                       ------------
                 HAWAII--1.1%
AAA     2,500    Hawaii St. Dept. Budget & Fin. Spl. Purp. Rev., Hawaiian Elec. Co. Inc., Ser. D,
                   6.15%, 1/01/20, AMBAC ............................................................    1/09 @ 101       2,696,475
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                               DESCRIPTION                                                PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS--15.0%
AAA   $10,000    Chicago Brd. of Ed., Chicago Sch. Reform, 5.75%, 12/01/27, AMBAC ...................   12/07 @ 102    $ 10,416,900
                                                                                                                       ------------
AAA     5,000    Chicago Pub. Bldg., Rev., Ser. A, 7.00%, 1/01/20, MBIA .............................        ETM          6,197,650
AAA     5,050    Chicago Wtr. Rev., 5.25%, 11/01/23, FGIC ...........................................   11/07 @ 102       5,046,768
                 Illinois Edl. Fac. Auth. Rev., Loyola Univ., FGIC,
AAA     4,000++    5.45%, 7/01/05 ...................................................................        N/A          4,192,280
AAA     5,000++    5.70%, 7/01/05 ...................................................................        N/A          5,257,600
AAA    10,000    Illinois Sports Facs. Auth. St., Zero Coupon, 6/15/30, AMBAC .......................    6/15 @ 101       6,248,600
                                                                                                                       ------------
                                                                                                                         37,359,798
                                                                                                                       ------------
                 INDIANA--3.1%
BBB     7,420    Indianapolis Arpt. Auth. Rev., Spl. Fac. Fed. Express Corp. Proj.,
                   7.10%, 1/15/17 ...................................................................    7/04 @ 102       7,806,360
                                                                                                                       ------------
                 KENTUCKY--8.3%
AAA    15,715    Kentucky Econ. Dev. Fin. Sys., Norton Hlth. Care Inc., Ser. B,
                   Zero Coupon, 10/01/23, MBIA ......................................................    No Opt. Call     4,807,061
AAA    15,000++  Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 5.75%, 7/01/03, AMBAC ..............        N/A         15,933,300
                                                                                                                       ------------
                                                                                                                         20,740,361
                                                                                                                       ------------
                 LOUISIANA--12.6%
AAA    14,400++  Louisiana Pub. Fac. Auth. Hosp. Rev., Our Lady of the Lake Regl. Med. Ctr.,
                   5.90%, 12/01/03, FSA .............................................................        N/A         15,532,704
AAA     4,640    New Orleans Pub. Impvt., G.O., 5.875%, 11/01/29, FSA ...............................   11/09 @ 100       4,867,639
A1     12,000    Tobacco Settlement Fin. Corp. Rev., Ser. 2001 B, 5.875%, 5/15/39 ...................    5/11 @ 101      10,815,840
                                                                                                                       ------------
                                                                                                                         31,216,183
                                                                                                                       ------------

                 MARYLAND--6.4%

Aa2     7,960    Maryland St. Dept. Hsg. & Cmnty. Dev. Admin., Sngl. Fam. Prog., Ser. 2,
                   6.55%, 4/01/26 ...................................................................    4/05 @ 102       8,201,188
NR      4,000+++ MuniMae TE Bond Subsidiary LLC, , Ser. B, 7.75%, 6/30/50 ...........................   11/10 @ 100       4,255,400
AAA     3,175    Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty. Res. Rec. Proj.,
                   Ser. A, 6.30%, 7/01/16, MBIA .....................................................    7/03 @ 102       3,362,833
                                                                                                                       ------------
                                                                                                                         15,819,421
                                                                                                                       ------------
                 MASSACHUSETTS--1.2%
AAA     3,000    Massachusetts St. Hlth. & Edl. Fac. Auth. Rev., Hallmark Hlth. Sys., Ser. A,
                   5.00%, 7/01/21, FSA ..............................................................    7/08 @ 101       2,906,100
                                                                                                                       ------------
                 MICHIGAN--0.8%
AAA     2,000    River Rouge Sch. Dist., 5.625%, 5/01/22, FSA .......................................    5/03 @ 101.5     2,052,560
                                                                                                                       ------------
                 MISSOURI--1.7%
                 Lake of the Ozarks Cmnty. Brdg. Corp., Brdg. Sys. Rev.,
BBB-    2,000      5.25%, 12/01/14 ..................................................................   12/08 @ 102       1,911,420
BBB-    2,500      5.25%, 12/01/26 ..................................................................   12/08 @ 102       2,290,225
                                                                                                                       ------------
                                                                                                                          4,201,645
                                                                                                                       ------------
                 NEVADA--1.6%
AAA     3,750    Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B,
                   5.80%, 7/01/09, MBIA .............................................................    7/03 @ 102       3,936,600
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                               DESCRIPTION                                                PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY--4.1%
AAA   $ 2,000    Delaware River Port Auth. PA & NJ Port Dist. Proj., Ser. B,
                   5.70%, 1/01/22, FSA ..............................................................    1/10 @ 100    $  2,106,360
AA      7,000++  New Jersey St. Transp. Trust Fund Auth. Sys. Rev., Transp. Sys., Ser. A,
                   6.00%, 6/15/10 ...................................................................        N/A          7,967,050
                                                                                                                       ------------
                                                                                                                         10,073,410
                                                                                                                       ------------
                 NEW MEXICO--0.8%
AAA     1,945    Farmington, P.C.R., So. California Edison Co., Ser. A,
                   5.875%, 6/01/23, MBIA ............................................................    6/03 @ 102       2,030,133
                                                                                                                       ------------
                 NEW YORK--14.6%
                 New York City, G.O.,
A+      4,140      Ser. A, 6.00%, 8/01/05 ...........................................................    No Opt. Call     4,488,960
A+      7,000      Ser. E, 6.50%, 2/15/06 ...........................................................    No Opt. Call     7,724,570
                 New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group. Assoc. Proj.,
A3      4,000      6.00%, 1/01/08 ...................................................................    1/04 @ 102       4,161,800
A3      1,000      6.00%, 1/01/15 ...................................................................    1/04 @ 102       1,024,270
AA+    10,000    New York City Transl. Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21 .....................    5/10 @ 101      10,840,800
AAA     3,000++  New York St. Dorm. Auth. Rev., St. Univ. Edl. Fac., Ser. B, 6.10%, 5/15/04 .........        N/A          3,287,520
                 New York St. Dorm. Auth. Rev., Univ. of Rochester, Ser. A, MBIA,
AAA     1,865      Zero Coupon, 7/01/21 .............................................................    7/10 @ 101       1,222,974
AAA     2,030      Zero Coupon, 7/01/23 .............................................................    7/10 @ 101       1,327,072
A       1,955    New York St. Hsg. Fin. Agcy., Hlth. Fac. of New York City, Ser. A,
                   6.375%, 11/01/04 .................................................................    No Opt. Call     2,120,784
                                                                                                                       ------------
                                                                                                                         36,198,750
                                                                                                                       ------------
                 NORTH CAROLINA--2.3%
AAA     5,000    North Carolina Eastn. Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                   7.00%, 1/01/08, CAPMAC ...........................................................    No Opt. Call     5,807,050
                                                                                                                       ------------
                 OHIO--0.2%
AAA       415      Cleveland Cuyahoga Cnty. Port Auth. Rev., Port Dev. Proj., 6.00%, 3/01/07 ........        ETM            445,399
                                                                                                                       ------------
                 OREGON--2.3%
BBB-    5,600+++   Klamath Falls Elec. Rev., Sr. Lien-Klamath Cogen, 5.50%, 1/01/07 .................    No Opt. Call     5,649,728
                                                                                                                       ------------
                 PENNSYLVANIA--10.4%
AAA    10,100    Lehigh Cnty. Gen. Purp. Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                   5.50%, 11/15/13, AMBAC ...........................................................   11/03 @ 102      10,504,000
AAA     3,305    McKeesport Area Sch. Dist., Cap. Apprec., Zero Coupon, 10/01/31, FGIC ..............    No Opt. Call       621,505
AAA     5,500    Montgomery Cnty. Edl. & Hlth. Care Auth., Holy Redeemer,
                   5.25%, 10/01/23, AMBAC ...........................................................   10/07 @ 101       5,478,825
AAA     4,000    Pennsylvania Intergovtl. Coop. Auth. Spl. Tax Rev., Philadelphia Fdg. Prog.,
                   5.50%, 6/15/20, FGIC .............................................................    6/06 @ 100       4,077,280
                 Pennsylvania St. Higher Edl. Fac. Auth., Hlth. Svcs. Rev., Ser. A,
A       2,300      5.75%, 1/01/17 ...................................................................    1/06 @ 101       2,313,915
A       2,750      5.875%, 1/01/15 ..................................................................    1/06 @ 101       2,792,460
                                                                                                                       ------------
                                                                                                                         25,787,985
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL
        AMOUNT                                                                                          OPTION CALL       VALUE
RATING*  (000)                               DESCRIPTION                                                PROVISIONS+     (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 RHODE ISLAND--1.9%
AA+   $ 2,460    Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                   6.75%, 10/01/17 ..................................................................    4/04 @ 102    $  2,552,447
AAA     2,000    Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fin.,
                   5.50%, 5/15/16, MBIA .............................................................    5/07 @ 102       2,083,840
                                                                                                                       ------------
                                                                                                                          4,636,287
                                                                                                                       ------------
                 TENNESSEE--5.3%
A3      7,800    Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj., 6.50%, 9/01/24 .............    9/04 @ 102       8,114,262
AAA     4,865    Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ...............    3/10 @ 101       5,144,348
                                                                                                                       ------------
                                                                                                                         13,258,610
                                                                                                                       ------------
                 TEXAS--11.7%
                 Dallas Cnty. Util. & Cap. Reclam. Dist., Ser. A, AMBAC,
AAA     6,085      Zero Coupon, 2/15/19 .............................................................    2/05 @ 44.538    2,319,601
AAA     3,800      Zero Coupon, 2/15/20 .............................................................    2/05 @ 41.799    1,359,070
BB      5,500    Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc.,
                   6.375%, 5/01/35 ..................................................................   11/09 @ 101       4,348,465
AAA     6,000    Grapevine, G.O., 5.875%, 8/15/24, FGIC .............................................    8/10 @ 100       6,336,180
AAA     5,000    Harris Cnty. Houston Sports Auth. Rev., Ser. A,
                   Zero Coupon, 11/15/38, MBIA ......................................................   11/30 @ 61.166      599,900
BBB     7,000    Port Corpus Christi Auth., Celanese Proj., Ser. B, 6.70%, 11/01/30 .................    5/12 @ 101       7,009,450
A3      6,320    Texas St. Affordable Hsg. Corp. Mult. Fam. Hsg. Rev., 5.80%, 11/01/26 ..............    11/11@ 102       6,150,940
Aa1     1,000    Texas St. Wtr. Fin. Asst., G.O., 5.75%, 8/01/22 ....................................    8/10 @ 100       1,044,710
                                                                                                                       ------------
                                                                                                                         29,168,316
                                                                                                                       ------------
                 UTAH--2.5%
                 Intermountain Pwr. Agcy. Pwr. Supply Rev.,
AAA     2,810      5.00%, 7/01/13, AMBAC ............................................................        ETM          2,817,531
AAA     1,640      5.00%, 7/01/13, AMBAC ............................................................    6/02 @ 100       1,641,492
A+      1,145      Ser. 86-B, 5.00%, 7/01/16 ........................................................        ETM          1,175,377
A+        655      Ser. 86-B, 5.00%, 7/01/16 ........................................................    6/02 @ 100         655,007
                                                                                                                       ------------
                                                                                                                          6,289,407
                                                                                                                       ------------
                 WASHINGTON--8.7%
                 Washington St., G.O.,
AA+     4,000      Ser. A, 5.375%, 7/01/21 ..........................................................    7/06 @ 100       4,028,040
AA+     1,000      Ser. B, 6.00%, 1/01/25 ...........................................................    1/10 @ 100       1,061,020
                 Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA    13,395      Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ........................................    7/06 @ 102      14,334,659
AAA     2,000      Nuclear Proj. NO. 2, 5.55%, 7/01/10, FGIC ........................................    7/03 @ 102       2,068,760
                                                                                                                       ------------
                                                                                                                         21,492,479
                                                                                                                       ------------
                 WYOMING--4.1%
A3     10,000    Sweetwater Cnty., P.C.R., Idaho Pwr. Co. Proj., Ser. A, 6.05%, 7/15/26 .............    7/06 @ 102      10,201,700
                                                                                                                       ------------
                 PUERTO RICO--0.9%
A-      2,235    Puerto Rico Pub. Fin. Corp. Rev., Comnwlth. Approp., Ser. E, 5.50%, 8/01/29 ........    2/12 @ 100       2,270,782
                                                                                                                       ------------
                 Total Long-Term Investments (cost $378,805,871) ....................................                   395,833,916
                                                                                                                       ------------
                 SHORT-TERM INVESTMENT**--0.2%
                 ALABAMA
A-1+      500    Jefferson Cnty., G.O., Ser. B, 1.70%, 5/01/02, FRDD (cost $500,000) ................        N/A            500,000
                                                                                                                       ------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          VALUE
                                             DESCRIPTION                                                                (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS 159.5% (COST $379,305,871) .......................................                  $396,333,916
                 Liabilities in excess of other assets--(0.5)% ......................................                    (1,242,825)
                 Preferred stock at redemption value, including dividends payable--(59.0)% ..........                  (146,599,133)
                                                                                                                       ------------
                 NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% .................................                  $248,491,958
                                                                                                                       ------------

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date  (month/year)  and price of the earliest  optional call or  redemption.
    There may be other call provisions at varying prices at later dates.
 ++ This bond is prerefunded. See Glossary for definition.
+++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of April 30, 2002, the Trust held 8.1% of its net assets in securities restricted as to sale.

--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:

         AMBAC  -- American Municipal Bond Assurance Corporation
         CAPMAC -- Capital Markets Assurance Company
         ETM    -- Escrowed to Maturity
         FGIC   -- Financial Guaranty Insurance Company
         FRDD   -- Floating Rate Daily Demand
         FSA    -- Financial Security Assurance
         GNMA   -- Government National Mortgage Association
         G.O.   -- General Obligation
         MBIA   -- Municipal Bond Insurance Association
         P.C.R. -- Pollution Control Revenue
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $379,305,871) (Note 1) .............   $396,333,916
Cash ...........................................................        255,221
Interest receivable ............................................      6,867,844
Other assets ...................................................         53,640
                                                                   ------------
                                                                    403,510,621
                                                                   ------------
LIABILITIES
Dividends payable--common stock ................................      1,085,961
Payable for investments purchased ..............................      7,019,542
Investment advisory fee payable (Note 2) .......................        113,124
Administration fee payable (Note 2) ............................         48,482
Deferred Directors fees (Note 1) ...............................         34,482
Other accrued expenses .........................................        117,939
                                                                   ------------
                                                                      8,419,530
                                                                   ------------
PREFERRED STOCK AT REDEMPTION VALUE
$.01 par value per share and $25,000 liquidation
  value per share applicable to 5,862 shares,
  including dividends payable (Note 1& 4) ......................    146,599,133
                                                                   ------------
NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS ..........................................   $248,491,958
                                                                   ============
Composition of Net Assets Applicable to
  Common Shareholders:
    Par value (Note 4) .........................................   $    167,071
    Paid-in capital in excess of par ...........................    231,766,743
  Undistributed net investment income (Note 1) .................      5,331,126
  Accumulated net realized loss ................................     (5,801,027)
  Net unrealized appreciation (Note 1) .........................     17,028,045
                                                                   ------------
Net Assets Applicable to Common Shareholders,
  April 30, 2002 ...............................................   $248,491,958
                                                                   ============
Net asset value per common share:
  ($248,491,958 / 16,707,093 shares of
  common stock issued and outstanding) .........................         $14.87
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest (Note 1) ............................................   $ 11,317,873
                                                                   ------------
Expenses
  Investment advisory ..........................................        686,474
  Administration ...............................................        294,203
  Auction agent ................................................        191,639
  Custodian ....................................................         57,130
  Reports to shareholders ......................................         34,923
  Directors ....................................................         22,180
  Independent accountants ......................................         16,744
  Registration .................................................         15,765
  Legal ........................................................         13,029
  Transfer agent ...............................................         11,747
  Miscellaneous ................................................          6,947
                                                                   ------------
    Total expenses .............................................      1,350,781
  Less fees paid indirectly (Note 2) ...........................         (6,318)
                                                                   ------------
  Net Expenses .................................................      1,344,463
                                                                   ------------
Net investment income ..........................................      9,973,410
                                                                   ------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS
Net realized loss on investments ...............................       (205,374)
Net change in unrealized appreciation on
  investments ..................................................     (7,472,288)
                                                                   ------------
  Net loss on investments ......................................     (7,677,662)
                                                                   ------------
DIVIDENDS TO PREFERRED SHAREHOLDERS
  FROM NET INVESTMENT INCOME ...................................     (1,064,846)
                                                                   ------------
NET INCREASE IN NET ASSETS APPLICABLE
  TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS ..............................................   $  1,230,902
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS       YEAR ENDED
                                                    ENDED          OCTOBER 31,
                                                APRIL 30, 2002       2001(1)
                                                --------------    -------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE
  TO COMMON SHAREHOLDERS
OPERATIONS:
  Net investment income ......................   $   9,973,410    $  20,063,681
  Net realized loss on investments ...........        (205,374)        (139,260)
  Net change in unrealized appreciation
    on investments ...........................      (7,472,288)      12,674,420
  Dividends to preferred shareholders from
    net investment income ....................      (1,064,846)      (4,799,537)
                                                 -------------    -------------
    Net increase in net assets resulting
      from operations ........................       1,230,902       27,799,304
                                                 -------------    -------------
DIVIDENDS TO COMMON SHAREHOLDERS FROM NET
  INVESTMENT INCOME: .........................      (6,515,455)     (13,030,933)
                                                 -------------    -------------
CAPITAL STOCK TRANSACTIONS:
  Unused offering costs relating to issuance
    of preferred shares ......................              --          158,743
                                                 -------------    -------------
    Total increase (decrease) ................      (5,284,553)      14,927,114
                                                 -------------    -------------
NET ASSETS
Beginning of period ..........................     253,776,511      238,849,397
                                                 -------------    -------------
End of period (including undistributed net
  investment income of $5,331,126 and
  $2,938,017, respectively) ..................   $ 248,491,958    $ 253,776,511
                                                 =============    =============

----------

(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                             SIX MONTHS
                                                               ENDED,                     YEAR ENDED OCTOBER 31,(1)
                                                              APRIL 30,   --------------------------------------------------------
                                                                2002       2001(2)      2000        1999        1998        1997
                                                              --------    --------    --------    --------    --------    --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(3) ..................... $  15.19    $  14.30    $  13.95    $  15.78    $  15.32    $  14.52
                                                              --------    --------    --------    --------    --------    --------
Investment operations:
  Net investment income .....................................     0.59        1.20        1.13        1.09        1.08        1.08
  Net realized and unrealized gain (loss) on investments ....    (0.46)       0.75        0.43       (1.63)       0.70
                                                                                                                              0.80
  Dividends and distributions to preferred shareholders from:
    Net investment income ...................................    (0.06)      (0.29)      (0.35)      (0.24)      (0.24)      (0.27)
    Net realized gain on investments ........................       --          --          --       (0.04)      (0.07)      (0.01)
                                                              --------    --------    --------    --------    --------    --------
Net increase (decrease) from investment operations ..........     0.07        1.66        1.21       (0.82)       1.47        1.60
                                                              --------    --------    --------    --------    --------    --------
Dividends and distributions to common shareholders from:
  Net investment income .....................................    (0.39)      (0.78)      (0.83)      (0.86)      (0.81)      (0.78)
  Net realized gain on investment ...........................       --          --          --       (0.15)      (0.20)      (0.02)
                                                              --------    --------    --------    --------    --------    --------
Total dividends and distributions ...........................    (0.39)      (0.78)      (0.83)      (1.01)      (1.01)      (0.80)
                                                              --------    --------    --------    --------    --------    --------
Capital change with respect to issuance of
  preferred shares ..........................................       --        0.01       (0.03)         --          --          --
                                                              --------    --------    --------    --------    --------    --------
Net asset value, end of period(3) ........................... $  14.87    $  15.19    $  14.30    $  13.95    $  15.78    $  15.32
                                                              ========    ========    ========    ========    ========    ========
Market value, end of period(3) .............................. $  13.45    $  13.73    $  12.13    $  13.13    $  15.44    $  13.38
                                                              ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN(4) ..................................     0.83%      20.03%      (1.27)%     (9.03)%     23.81%      14.39%
                                                              ========    ========    ========    ========    ========    ========

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(5)
Expenses after fees paid indirectly .........................   1.09%(6)      1.14%       1.20%       1.05%       1.04%       1.07%
Net investment income before preferred stock dividends ......   8.08%(6)      8.10%       8.18%       7.21%       6.95%       7.42%
Preferred stock dividends ...................................   0.86%(6)      1.94%       2.53%       1.60%       1.53%       1.88%
Net investment income available to common shareholders ......   7.22%(6)      6.16%       5.65%       5.61%       5.42%       5.54%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............. $248,971    $247,832    $230,746    $252,536    $259,280    $243,947
Portfolio turnover ..........................................        8%          4%         35%         26%         46%        160%
Net assets of common shareholders, end of period (000) ...... $248,492    $253,777    $238,849    $233,085    $263,590    $255,926
Preferred stock outstanding (000) ........................... $146,550    $146,550    $146,550    $130,000    $130,000    $130,000
Asset coverage per share of preferred stock, end of period .. $ 67,399    $ 68,308    $ 65,745    $ 69,824    $ 75,690    $ 74,241

----------

(1) Prior periods have been restated to conform to the current period's presentation under the provisions of EITF D-98.

(2) As required, effective November 1, 2000, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The effect of this change for the six months ended April 30, 2002, was to increase the net investment income by less than $0.005 per share, decrease net realized and unrealized gains and losses by less than $0.005 per share, and increase the ratio of net investment income before preferred share dividends from 8.03% to 8.08% and from 7.17% to 7.22% on net investment income available to common shareholders. Per share, ratios and supplemental data for periods prior to 2001 have not been restated to reflect this change.

(3) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(4) Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(5) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common shareholders.

(6)  Annualized

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") was organized in Maryland on November 19, 1992, as a diversified, closed-end management investment company. The Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annu-ally. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: As required, effective November 1, 2000, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discount on debt securities. Prior to November 1, 2000, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $539,862 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on October 31, 2001. The Financial Highlights of the Trust for periods prior to 2001 have not been restated to reflect this change.

     The effect of this change for the six months ended April 30, 2002, was to increase net investment income by $56,305; decrease net unrealized appreciation by $56,039 and increase net realized losses by $266.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market

Preferred Shares ("AMPS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the statement of operations and changes in net assets and as a component of the investment operations in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. "Net investment assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $686,474, $1,384,129,
$1,313,673 and $1,364,571, respectively. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets, subject to a minimum monthly fee of $12,500. The total dollar amounts paid to the Administrator by the Trust under the Administration Agreement for the six months ended April 30, 2002 and the years ended October 31, 2001, 2000 and 1999 were $294,203, $593,198, $563,003 and $584,816, respectively.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002 were $6,318.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investments, other than short-term investments, for the six months ended April 30, 2002, aggregated $39,130,974 and $31,662,300, respectively.

     The Federal income tax basis of the Trust's investments at April 30, 2002 was $378,791,189, and accordingly, net unrealized appreciation was $17,542,727 (gross unrealized appreciation--$22,458,804, gross unrealized depreciation-- $4,916,077).

     For Federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $5,514,000 of which $312,000 will expire in 2007, $5,068,000 will expire in 2008 and $134,000 will expire in 2009.
Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 16,707,093 common shares outstanding at April 30, 2002, the Advisor owned 7,205 shares. As of April 30, 2002, there were 5,862 shares of preferred stock outstanding as follows: Series T7--3,262 and Series T28--2,600.

     Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 1.15% to 2.00% during the six months ended April 30, 2002.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

     The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's Directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan
of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS AND DISTRIBUTIONS

Subsequent to April 30, 2002, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.065 per common share payable June 3, 2002, to shareholders of record on May 15, 2002.

     For the period May 1, 2002 to May 31, 2002, dividends declared on preferred stock totaled $185,510 in aggregate for the two outstanding preferred stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the back of this report.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Directors as follows:

DIRECTOR:                           CLASS            TERM             EXPIRING
-------                            ------            -----            --------
Andrew F. Brimmer .............      III            3 years             2005
Kent Dixon ....................      III            3 years             2005
Laurence D. Fink ..............      III            3 years             2005

Directors whose term of office continues beyond this meeting are Richard E. Cavanagh, Frank J. Fabozzi, James Clayburn La Force, Jr., Walter F. Mondale and Ralph L. Schlosstein.

Shareholders elected the three Directors. The results of the voting were as follows:
                                 VOTES FOR*     VOTES AGAINST*      ABSTENTIONS*
                                 ----------      -------------      ------------
Andrew F. Brimmer .............  15,019,792           --               141,459
Kent Dixon ....................  15,023,466           --               137,785
Laurence D. Fink ..............  15,024,141           --               137,110

----------
* The votes represent common and preferred shareholders voting as a single class.

     Laurence D. Fink, Chairman of the Trust's Board of Directors, and certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the
Advisor: Laurence D. Fink--Chief Executive Officer, Ralph L. Schlosstein--Director and President, Robert S. Kapito--Director and Vice Chairman, Kevin M. Klingert--Director and Managing Director, Henry Gabbay--Managing Director, and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Advisor. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. See "Leverage Considerations in the Trust".

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of The Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value maybe more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         Trust   invests  in  a  portfolio  of   securities   in
                         accordance with its stated investment objectives and policies.

DISCOUNT:                When a Trust's  net  asset  value is  greater  than its
                         market price the Trust is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Common   shareholders   may  have  all   dividends  and
                         distributions of capital gains automatically reinvested into additional shares of the Trust.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities   and  other   assets  held  by  the  Trust,
                         including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                         STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the  tax-exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
--------------------------------------------------------------------------------
                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                               SYMBOL      DATE
                                                               ------      ----
The BlackRock Income Trust Inc.                                  BKT       N/A
The BlackRock North American Government Income Trust Inc.        BNA       N/A
The BlackRock High Yield Trust                                   BHY       N/A
BlackRock Core Bond Trust                                        BHK       N/A
BlackRock Strategic Bond Trust                                   BHD       N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                          BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT      12/04
The BlackRock Advantage Term Trust Inc.                          BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT      12/09

TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------
                                                                STOCK  MATURITY
PERPETUAL TRUSTS                                               SYMBOL    DATE
                                                                -----    -----
The BlackRock Investment Quality Municipal Trust Inc.            BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY       N/A
The BlackRock Pennsylvania Strategic Municipal Trust             BPS       N/A
The BlackRock Strategic Municipal Trust                          BSD       N/A
BlackRock California Municipal Income Trust                      BFZ       N/A
BlackRock Municipal Income Trust                                 BFK       N/A
BlackRock New York Municipal Income Trust                        BNY       N/A
BlackRock New Jersey Municipal Income Trust                      BNJ       N/A
BlackRock Florida Municipal Income Trust                         BBF       N/A
BlackRock New York Municipal Bond Trust                          BQH       N/A
BlackRock Virginia Municipal Bond Trust                          BHV       N/A
BlackRock Florida Municipal Bond Trust                           BIE       N/A
BlackRock Municipal Bond Trust                                   BBK       N/A
BlackRock Maryland Municipal Bond Trust                          BZM       N/A
BlackRock New Jersey Municipal Bond Trust                        BLJ       N/A
BlackRock California Municipal Bond Trust                        BZA       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT      12/10
BlackRock California Municipal 2018 Term Trust                   BJZ      12/18
BlackRock New York Municipal 2018 Term Trust                     BLH      12/18
BlackRock Municipal 2018 Term Trust                              BPK      12/18

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock is one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, some of which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
          PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM.

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BlackRock
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DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of April 30, 2002 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

                        THE BLACKROCK INVESTMENT QUALITY
                              MUNICIPAL TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217

                                                                     09247D-10-5
                                                                     09247D-20-4
[RECYCLE LOGO] PRINTED ON RECYCLED PAPER                             09247D-30-3

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THE BlackRock
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INVESTMENT QUALITY
MUNICIPAL TRUST INC.
===========================
SEMI-ANNUAL REPORT
APRIL 30, 2002

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